EXHIBIT 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     This Third Amendment (“Amendment”) is made as of the 14th day of August, 2007 by and between Tufco, L.P. (“Borrower”), Tufco Technologies, Inc. (“Parent”), Associated Bank Green Bay, NA, U.S. Bank, NA and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) (collectively the “Banks”) with JPMorgan Chase Bank, N.A. serving individually as a Bank and as Agent for itself and the other Banks.
RECITALS
     The parties entered into a Credit Agreement dated as of May 20, 2004, as amended (“Credit Agreement”).
     The parties desire to amend the Credit Agreement as set forth herein.
     NOW, THEREFORE, the parties hereto agree as follows:
1.	Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.	In Article 1, Section 1.1 of the Credit Agreement the Revolving Termination Date is changed from May 18, 2008 to May 18, 2009.

3.	This Amendment is a modification only and not a novation.

4.	Except for the above stated amendments, the Credit Agreement shall be and remain in full force and effect with the change herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof.

5.	The parties acknowledge and agree that this Amendment is limited to the terms above stated and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement. The parties hereby specifically ratify and affirm the terms and provisions of the Credit Agreement except as herein changed. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Banks’ part to grant other or future amendments, should any be requested.

6.	The Borrower agrees to pay all fees and out of pocket disbursements incurred by the Banks in connection with this Amendment.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BORROWER AND PARENT:

TUFCO, L.P.

By: Tufco LLC, its
Managing General Partner

By: Tufco Technologies, Inc.
Its Sole Managing Member

	By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Authorized Officer for the Managing Member

TUFCO TECHNOLOGIES, INC.

By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Chief Financial Officer, Vice President and Secretary

AGENT:

JPMORGAN CHASE BANK, N.A., individually
as a Bank and as the Agent

By:	/s/ Kevin Groff

Printed Name: Kevin Groff
Title: Vice President

BANK: ASSOCIATED BANK GREEN BAY, NA

By:	/s/ Thomas M Toerpe

Printed Name: Thomas M Toerpe
Title: Managing Director

BANK: U.S. BANK, NA

By:	/s/ Paul Holtgren

Printed Name: Paul Holtgren
Title: Vice President

     The undersigned Guarantors consent to the foregoing Amendment and acknowledge the continuing validity and enforceability of the Guaranties.

GUARANTORS:

TUFCO TECHNOLOGIES, INC.

By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Chief Financial Officer, Vice President and Secretary

TUFCO LLC

By: Tufco Technologies, Inc.,
Its Sole Member

By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Authorized Officer of the Managing Member

HAMCO MANUFACTURING AND DISTRIBUTING LLC

By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Executive Vice President and CFO

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